EXHIBIT 10.1

BANC OF AMERICA SECURITIES LLC

$270,000,000 AGGREGATE PRINCIPAL AMOUNT

Alliant Techsystems Inc.

2.75% CONVERTIBLE SENIOR SUBORDINATED NOTES

DUE 2011

Purchase Agreement

dated September 6, 2006

Purchase Agreement

September 6, 2006

BANC OF AMERICA SECURITIES LLC
As Representative of the Several Initial Purchasers

c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

Alliant Techsystems Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several initial purchasers named in Schedule A (the “Initial Purchasers”) $270,000,000 aggregate principal amount of its 2.75% Convertible Senior Subordinated Notes due 2011 (the “Firm Notes”).  In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $30,000,000 aggregate principal amount of its 2.75% Convertible Senior Subordinated Notes due 2011 (the “Optional Notes” and, together with the Firm Notes, the “Notes”).  The Notes will be jointly and severally guaranteed (the “Subsidiary Guarantees”) on an unsecured senior subordinated basis by the subsidiary guarantors listed on Schedule B hereto (collectively, the “Subsidiary Guarantors” and, together with the Company, the “Issuers”).  The Firm Notes, together with the Subsidiary Guarantees, are collectively referred to herein as the “Firm Securities,” the Option Notes, together with the Subsidiary Guarantees endorsed thereon, are collectively referred to herein as the “Option Securities” and the Firm Securities, together with the Option Securities, are collectively referred to herein as the “Securities.”  Banc of America Securities LLC (“BAS”) has agreed to act as the representative of the several Initial Purchasers (in such capacity, the “Representative”) in connection with the offering and sale of the Securities.

The Securities will be convertible into cash and/or fully paid, non-assessable shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) together with the rights (the “Rights”) related to such Common Stock to the extent provided in the Rights Agreement, dated as of May 7, 2002 (the “Rights Agreement”), between the Company and LaSalle Bank National Association, as rights agent.  The Securities will be convertible initially at a conversion rate of 10.3617 shares per $1,000 principal amount of the Securities, on the terms, and subject to the conditions, set forth in the Indenture (as defined below).  As used herein, “Conversion Shares” means the shares of Common Stock and accompanying Rights into which the Securities are convertible.  The Securities will be issued pursuant to an indenture, to be dated as of the First Closing Date (as defined in Section 2) (the “Indenture”), among the Issuers and The Bank of New York Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Securities Act”), in reliance upon an exemption therefrom.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the First Closing Date (the “Registration Rights Agreement”), among the Issuers and the Initial Purchasers, pursuant to which the Issuers will agree to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Registration Statement”) covering the resale of the Securities and the Conversion Shares, and to use commercially reasonable efforts to cause the Registration Statement to be declared effective.

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Disclosure Package (as defined below), the Preliminary Offering Memorandum (as defined below) and the Final Offering Memorandum (as defined below) and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers at any time after the date of this Agreement.  The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Securities Act in reliance upon exemptions therefrom.  The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities (and any Conversion Shares) may only be resold or otherwise transferred, after the date hereof, if such Securities (or Conversion Shares) are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A (“Rule 144A”) thereunder).

The Company has prepared an offering memorandum, dated the date hereof, setting forth information concerning the Issuers, the Securities, the Registration Rights Agreement and the Common Stock, in form and substance reasonably satisfactory to the Initial Purchasers.  As used in this Agreement, “Offering Memorandum” means, collectively, the Preliminary Offering Memorandum dated as of September 6, 2006 (the “Preliminary Offering Memorandum”) and the offering memorandum dated the date hereof (the “Final Offering Memorandum”), each as then amended or supplemented by the Company.  As used herein, each of the terms “Disclosure Package”, “Offering Memorandum”, “Preliminary Offering Memorandum” and “Final Offering Memorandum” shall include in each case the documents incorporated or deemed to be incorporated by reference therein.

Each of the Issuers hereby, jointly and severally, confirms its agreements with the Initial Purchasers as follows:

Section 1.   Representations and Warranties of the Issuers.

Each of the Issuers hereby, jointly and severally, represents, warrants and covenants to the Initial Purchasers as follows:

(a)           The Company hereby confirms that it has authorized the use of the Disclosure Package, the Preliminary Offering Memorandum and the Final Offering Memorandum in connection with the offer and sale of the Securities by the Initial Purchasers.  Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference in the Disclosure Package or the Final Offering Memorandum complied or will comply when it is filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.  The Preliminary Offering Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  At the date of this Agreement, the First Closing Date and the Second Closing Date, the Final Offering Memorandum did not and will not (and any amendment or supplement thereto, at the date thereof, at the First Closing Date and at the Second Closing Date, will not) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Subsidiary Guarantors make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Final Offering Memorandum or amendments or supplements thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein as set forth on Schedule C hereto.

(b)           The term “Disclosure Package” shall mean (i) the Preliminary Offering Memorandum, as amended or supplemented at the Applicable Time, (ii) the Final Term Sheet (as defined herein) and (iii) any other writings that the parties expressly agree in writing to treat as part of the Disclosure Package (“Issuer Written Information”).  The Disclosure Package as of 6:00 p.m. (Eastern time) on the date hereof (the “Applicable Time”) did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser specifically for use therein as set forth on Schedule C hereto.

(c)           Each of the Preliminary Offering Memorandum and the Final Offering Memorandum, as of its respective date, contains all of the information that, if then requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(d)           Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 and its compliance with the agreements set forth therein, the issuance and sale of the Securities to the Initial Purchasers, the offer, resale and delivery of the Securities by the Initial Purchasers and the conversion of the Securities into Conversion Shares, in each case in the manner contemplated by this Agreement, the Indenture, the Disclosure Package and the Offering Memorandum, do not require registration under the Securities Act and the Indenture does not need to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(e)           Since the respective dates as of which information is given in the Disclosure Package and the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, management or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (any such change is called a “Material Adverse Change”), (ii) none of the Company or any of the Subsidiary Guarantors has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) none of the Company or any of the Subsidiary Guarantors has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any material change in the capital stock or long-term debt of the Company or any of the Subsidiary Guarantors, or any dividend or distribution of any kind declared, paid or made by the Company or any of the Subsidiary Guarantors on any class of their respective capital stock.

(f)            The Company and each of the Subsidiary Guarantors have been duly incorporated, formed or organized and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation, formation or organization, and have the requisite corporate or limited liability company power and authority necessary, as applicable, to own or hold their respective properties and to conduct their respective businesses as described in the Disclosure Package and the Final Offering Memorandum, except where the failure to so qualify or have such power or authority would not, singularly or in the aggregate, result in a Material Adverse Change.

(g)           The authorized, issued and outstanding capital stock of the Company is as set forth in the Disclosure Package and the Final Offering Memorandum under the heading “Capitalization” (other than for subsequent issuances, if any, pursuant to employee benefits plans described in the Disclosure Package and the Final Offering Memorandum, as the case may be).  The Common Stock (including the Conversion Shares) conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.  None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Disclosure Package and the Final Offering Memorandum accurately and fairly presents and summarizes such plans, arrangements, options and rights.

(h)           All of the outstanding shares of capital stock or membership interests of each Subsidiary Guarantor of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, other than liens created pursuant to or permitted by the Company’s senior credit facility (the “Senior Credit Facility”) pursuant to the Credit Agreement, dated as of March 31, 2004, as amended, among the Company, Bank of America, N.A., as Administrative Agent, the Lenders from time to time parties thereto; the Swing Line

Lender as identified therein, Credit Lyonnais New York Branch, as Syndication Agent, The Bank of New York, U.S. Bank National Association, and National City Bank, as Co-Documentation Agents; Banc of America Securities LLC and Credit Lyonnais New York Branch, as Joint Lead Arrangers, and Banc of America Securities LLC as Sole Bookrunning Manager.

(i)            The Company and each of the Subsidiary Guarantors have the requisite corporate or limited liability company power and authority, as applicable, to execute and deliver this Agreement, the Indenture, the Registration Rights Agreement and the Securities (in the case of the Company only) (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder.

(j)            This Agreement has been duly authorized, executed and delivered by the Company and each of the Subsidiary Guarantors.

(k)           The Registration Rights Agreement has been duly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company and each of the Subsidiary Guarantors enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification provisions thereof may be unenforceable.

(l)            The Indenture has been duly authorized by the Company and each of the Subsidiary Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and binding agreement of the Company and each of the Subsidiary Guarantors enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).  On the First Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(m)          The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will constitute legally valid and binding obligations of the Company, as issuer, and each of the Subsidiary Guarantors, as guarantors, entitled to the benefits of the Indenture and enforceable against the Company as issuer, and each of the Subsidiary Guarantors, as guarantors, in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

(n)           (i) The shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights and (ii) the Rights, if any, issuable upon conversion of the Securities have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Agreement, will have been validly issued.

(o)           Each Transaction Document conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Offering Memorandum.

(p)           The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents to which each is a party, the issuance, sale and delivery of the Securities and compliance by the Company and each of the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiary Guarantors pursuant to any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Company or any of the Subsidiary Guarantors is subject (each, a “Material Contract”), (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their properties or assets, except with respect to clauses (i) and (iii), any such conflict, breach, violation, default, lien, charge or encumbrance that, singularly or in the aggregate, could not reasonably be expected to result in a Material Adverse Change; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (A) which shall have been obtained or made prior to the First Closing Date and (B) as may be required to be obtained or made under applicable state securities laws or obtained or made under the Securities Act in connection with the registration of the Securities and the qualification of the Indenture under the Trust Indenture Act as contemplated in the Registration Rights Agreement.

(q)           Deloitte & Touche LLP are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants (“AICPA”) and its interpretations and rulings thereunder.  The historical financial statements (including the related notes) incorporated by reference in the Disclosure Package and the Final Offering Memorandum

comply in all material respects with the requirements applicable to a registration statement on Form S-3 under the Securities Act; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained in the Disclosure Package and the Final Offering Memorandum under the headings “Capitalization” and “Selected Historical Financial Information” fully present the information purported to be shown thereby.  The other historical financial and statistical information and data included in the Disclosure Package and the Final Offering Memorandum are, in all material respects, fairly presented.  The Company’s ratios of earnings to fixed charges contained in the Disclosure Package and the Final Offering Memorandum under the heading “Ratio of Earnings to Fixed Charges” have been calculated in compliance with Item 503(d) of Regulation S-K under the Securities Act.

(r)            Except as otherwise disclosed in the Disclosure Package and the Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, (i) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to result in a Material Adverse Change; and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(s)           No action, suit or proceeding is pending against or, to the best knowledge of the Company and each of the Subsidiary Guarantors, threatened against or affecting the Company or any of its subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could restrain or prohibit the issuance of the Securities; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Disclosure Package and the Final Offering Memorandum to the extent the Company has been notified by the Initial Purchasers of the requirements of any applicable state securities or blue sky laws.

(t)            Neither the Company nor any of the Subsidiary Guarantors is (i) in violation of its charter or by-laws or other organizational documents, as applicable, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Contract or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, with respect to clauses (ii) and (iii), for such default or violation which could reasonably be expected to result in a Material Adverse Change.

(u)           The Company and each of the Subsidiary Guarantors possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Disclosure Package and the Final Offering Memorandum, except where the failure to possess or make the same could not reasonably be expected to, singularly or in the aggregate, result in a Material Adverse Change, and neither the Company nor any of the

Subsidiary Guarantors has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

(v)           The Company and each of the Subsidiary Guarantors have filed all Federal, state, local and foreign income and franchise tax returns (other than filings being contested in good faith or that could not reasonably be expected to result in a Material Adverse Change) required to be filed through the date hereof and have paid all taxes (other than those being contested in good faith) due thereon, and no tax deficiency has been determined adversely to the Company or any of the Subsidiary Guarantors which has had (nor does the Company or any of the Subsidiary Guarantors have any knowledge of) any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, could result in a Material Adverse Change.

(w)          Neither the Company nor any of the Subsidiary Guarantors is an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(x)            The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(y)           The Company and each of its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in such amounts and insures against such risks as is usually carried by owners of similar businesses and properties in the same general area in which the Company and its subsidiaries operate.  Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Change.

(z)            The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (“Intellectual Property”) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with, and the Company and its subsidiaries have not received any notice of any claim of conflict with, any such rights of others which, if valid, could reasonably be expected to result in a Material Adverse Change.

(aa)         The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (i) arise under the Senior Credit Facility, (ii) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (iii) could not reasonably be expected to result in a Material Adverse Change.

(bb)         No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened that could reasonably be expected to result in a Material Adverse Change.

(cc)         No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries which could reasonably be expected to result a Material Adverse Change; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company and each of its subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which the Company or any of its subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(dd)         Other than as described in the Disclosure Package and the Final Offering Memorandum, there has been no storage, generation, refinement, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or any of its subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries (the “Property”), or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to result, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Change; and there has been no spill, leak, injection, escape, dumping, disposal, discharge, emission or other release of any kind onto the Property or into the environment surrounding the Property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of the Subsidiary Guarantors has knowledge, except for any such spill, leak, injection, escape, dumping, disposal, discharge, emission or other release of any kind which could not reasonably be expected to result, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Change.

(ee)         Other than as described in the Disclosure Package and the Final Offering Memorandum, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) possess all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval and have not received notice of any actual or potential liability under Environmental Laws (including actual or potential liability relating to the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants) except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singularly or in the aggregate, result in a Material Adverse Change.

(ff)           In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies, evaluates and estimates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license of approval, any related constraints on operating activities and any potential liabilities to third parties); except as described in the Disclosure Package and the Final Offering Memorandum, on the basis of such review, the Company has reasonably concluded that its estimate of such associated costs and liabilities would not, singularly or in the aggregate, result in a Material Adverse Change.

(gg)         Neither the Company nor, to the best knowledge of the Company and each of the Subsidiary Guarantors, any director, officer, agent, employee or other person associated with and acting on behalf of, or otherwise acting on behalf of, the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(hh)         On and immediately after the First Closing Date, the Company (after giving effect to the issuance of the Securities and to other transactions related thereto as described in the Disclosure Package and the Final Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair value of the assets of the Company, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of the Company will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Company will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured and (iv) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the First Closing Date.  In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(ii)           Except as disclosed in the Disclosure Package and the Final Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of its subsidiaries (other than issuances under plans discussed in the Disclosure Package and the Final Offering Memorandum).

(jj)           Except as may be imposed by applicable law, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Disclosure Package and the Final Offering Memorandum.

(kk)         Neither the consummation of the transactions contemplated herein nor the sale, issuance, execution or delivery of the Securities will violate Regulation T, U or X of the Federal Reserve Board.

(ll)           Neither the Company nor any of its affiliates has, directly or through any agent (other than the Initial Purchasers, as to which no representation is made), sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities or the Conversion Shares in a manner that would require registration of the Securities or the Conversion Shares under the Securities Act.

(mm)       None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has engaged, in connection with the offering of the Securities or the Conversion Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(nn)         There are no securities of the Company of the same class (as defined in Rule 144A(d) under the Securities Act) as the Securities registered under the Exchange Act, or listed on a national securities exchange or quoted in a U.S. automated interdealer quotation system.

(oo)         The Subsidiary Guarantors are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X under the Exchange Act.

(pp)         No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Disclosure Package or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq)         None of the Company or any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

(rr)           The documents incorporated by reference in the Disclosure Package and the Final Offering Memorandum, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents when filed contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Disclosure Package and the Final Offering Memorandum, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(ss)         There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(tt)           Except as disclosed in the Disclosure Package and the Final Offering Memorandum, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(uu)         Except as described in the Disclosure Package and the Final Offering Memorandum, with respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option designated by the Company at the time of grant as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, (iii) each such grant was made in accordance with the material terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange (the “NYSE”) and any other exchange on which Company securities are traded and (iv) each such grant was or has now been properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws, except in each case for any failure, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2.  Purchase, Sale and Delivery of the Securities.

(a)  The Firm Securities.  The Issuers agree to issue and sell to the several Initial Purchasers the Firm Securities upon the terms but subject to the conditions herein set forth on the basis of the representations and warranties herein contained.  On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree to purchase from the Issuers the entire principal amount of Firm Securities at a purchase price of 98% of the aggregate principal amount thereof.

(b)  The First Closing Date.  Delivery of the Firm Securities to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York time, on September 12, 2006 or such other time and date not later than 9:00 a.m. New York time, on September 12, 2006 as the Representative shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”).

(c)  The Optional Securities; the Second Closing Date.  In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Issuers hereby grant an option to the several Initial Purchasers to purchase up to $30,000,000 aggregate principal amount of Optional Securities from the Issuers at the same price as the purchase price to be paid by the Initial Purchasers for the Firm Securities.  The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date hereof.  Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of Optional Securities as to which the Initial Purchasers are exercising the option, (ii) the names and denominations in which the Optional Securities are to be registered and (iii) the time, date and place at which such Option Securities will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term “First Closing Date” shall refer to the time and date of delivery of the Firm Securities and the Optional Securities).  Such time and date of delivery, if subsequent to the First Closing Date, is called the “Second Closing Date” and shall be determined by the Representative.  Such date may be the same as the First Closing Date but not earlier than the First Closing Date or later than 10 business days after the date of such notice.  If any Optional Securities are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Optional Securities (subject to such adjustments to eliminate fractional amounts as the Representative may determine) that bears the same proportion to the total principal amount of Optional Securities to be purchased as the principal amount of Firm Securities set forth on Schedule A opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.  The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)  Payment for the Securities.  Payment for the Securities shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representative has been authorized, for its own account and the accounts of the several Initial Purchasers, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Securities and any Optional Securities the Initial Purchasers have agreed to purchase.  BAS, individually and not as the Representative of the Initial Purchasers, may (but shall not be obligated to) make payment for any Securities to be purchased by any Initial Purchaser whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Initial Purchaser, but any such payment shall not relieve such Initial Purchaser from any of its obligations under this Agreement.

(e)  Delivery of the Securities.  The Issuers shall deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers the Firm Securities at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Issuers shall also deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers, the Optional Securities the Initial Purchasers have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The Securities shall be registered in such names and denominations as the Representative shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representative may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

Section 3.  Additional Covenants of the Issuers.

Each of the Issuers, jointly and severally, further covenants and agrees with the Initial Purchasers as follows:

(a)   Representative’s Review of Proposed Amendments and Supplements.  During such period beginning on the date hereof and ending on the date which is the earlier of nine months after the date hereof or the completion of the resale of the Securities by the Initial Purchasers (as notified by the Initial Purchasers to the Company), prior to amending or supplementing the Disclosure Package or the Final Offering Memorandum, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not print, use or distribute such proposed amendment or supplement to which the Representative reasonably objects.

(b)   Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters.  If, at any time prior to the earlier of nine months after the date hereof or the completion of the resale of the Securities by the Initial Purchasers (as notified by the Initial Purchasers to the Company), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package or the Final Offering Memorandum in order that the Disclosure Package or the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Disclosure Package or the Final Offering Memorandum to comply with law, the Company shall promptly notify the Initial Purchasers and prepare, subject to Section 3(a) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission.

(c)   Copies of Disclosure Package and Offering Memorandum.  The Company agrees to furnish the Representative, without charge, until the earlier of nine months after the date hereof or the completion of the resale of the Securities by the Initial Purchasers (as notified by the Initial Purchasers to the Company) as many copies of the materials contained in the Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as the Representative may reasonably request.

(d)   Blue Sky Compliance.  The Issuers shall cooperate with the Representative and counsel for the Initial Purchasers, as the Initial Purchasers may reasonably request from time to time, to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws or other foreign laws of those jurisdictions designated by the Representative and consented to by the Company, shall comply in all material respects with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities.  None of the Issuers shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.  The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Issuers shall use their best efforts to obtain the withdrawal thereof at the earliest possible moment.

(e)   Rule 144A Information.  For so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company shall provide to any holder of the Securities or to any prospective purchaser of the Securities designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

(f)    Compliance with Securities Law.  The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-

Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(g)   Legends.  Each of the Securities will bear, to the extent applicable, the legend contained in “Transfer Restrictions” in the Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated therein.

(h)   Written Information Concerning the Offering.  Without the prior written consent of the Representative, the Company will not give to any prospective purchaser of the Securities or any other person not in its employ any written information concerning the offering of the Securities other than the Disclosure Package, the Final Offering Memorandum or any other offering materials prepared by or with the prior consent of the Representative.

(i)    No General Solicitation.  Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), each of the Issuers will not, and will cause its subsidiaries not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(j)    No Integration.  Each of the Issuers will not, and will cause its subsidiaries not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities.

(k)   Rule 144 Tolling.  During the period of two years after the last Closing Date, each of the Issuers will not, and will not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute “restricted securities” under Rule 144 under the Securities Act that have been reacquired by any of them.

(l)    Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Disclosure Package and the Final Offering Memorandum.

(m)  Transfer Agent.  The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(n)   Agreement Not to Offer or Sell Additional Securities.  During the period commencing on the date hereof and ending on the 90th day following the date of the Final Offering Memorandum, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Securities); provided, however, that (i) the Company may issue and sell the Securities under this Agreement, (ii) the Company may issue the Conversion Shares upon conversion of the Securities (and shares of Common Stock upon the conversion of the 2.75% convertible senior subordinated notes due 2024 and the 3.00% convertible senior subordinated notes due 2024 and make any required related filings under the Securities Act with respect to such shares) and (iii) the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Disclosure Package and the Final Offering Memorandum, but only if the holders of such shares, options, or shares issued upon exercise of such options, to the extent they are listed on Schedule D, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during their lock-up period without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS).

(o)   Investment Limitation.  The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(p)   No Manipulation of Price.  None of the Issuers will take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(q)   Inclusion Conversion Shares.  The Company will use its best efforts to have the Conversion Shares approved by the NYSE for inclusion prior to the effectiveness of the Registration Statement.

(r)    Available Conversion Shares.  The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of Conversion Shares.

(s)   Conversion Price.  Between the date hereof and the First Closing Date or the Second Closing Date, as the case may be, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price.

(t)    Final Term Sheet.  The Company will prepare a final term sheet, containing solely a description of the Securities and the offering thereof, in the form approved by the Representative and attached as Schedule E hereto (the “Final Term Sheet”).

Section 4.  Payment of Expenses.

The Issuers agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iv) all fees and expenses of the Issuers’ respective counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, shipping and distribution of the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum, all amendments and supplements thereto and this Agreement, (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Issuers or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Representative, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vii)  the expenses of the Issuers and the Initial Purchasers in connection with the marketing and offering of the Securities, (viii) the fees and expenses associated with including the Conversion Shares on the New York Stock Exchange and (ix) all expenses and fees in connection with admitting the Securities for trading in the PORTAL Market.  Except as provided in this Section 4, Section 7, Section 8, Section 9, Section 10 and Section 11 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5.  Conditions of the Obligations of the Initial Purchasers.

The obligations of the Initial Purchasers to purchase and pay for the Securities as provided herein on the First Closing Date and, with respect to the Optional Securities, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Issuers set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Securities, as of the Second Closing Date as though then made, to the timely performance by each of the Issuers of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)   Accountants’ Comfort Letter.  On the date hereof, the Representative shall have received from Deloitte & Touche LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Initial Purchasers, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Final Offering Memorandum (and the Representative shall have received additional conformed copies of such accountants’ letter for each of the several Initial Purchasers).

(b)   No Material Adverse Change or Rating Agency Change.  For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Securities, the Second Closing Date:

(i)            in the judgment of the Representative there shall not have occurred any Material Adverse Change; and
(ii)           there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(c)   Opinion of Counsel for the Company.  On each of the First Closing Date and the Second Closing Date the Representative shall have received the favorable opinion of (i) Gibson, Dunn & Crutcher LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-1 (and the Representative shall have received additional conformed copies of such counsel’s legal opinion for each of the several Initial Purchasers) and (ii) Bass, Berry & Sims PLC, special Tennessee counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-2 (and the Representative shall have received additional conformed copies of such counsel’s legal opinion for each of the several Initial Purchasers).

(d)   Opinion of General Counsel of the Company.  On each of the First Closing Date and the Second Closing Date the Representative shall have received the favorable opinion of Keith D. Ross, Esq., as Senior Vice President, General Counsel and Secretary of the Company, dated as of such Closing Date, the form of which is attached as Exhibit B (and the Representative shall have received additional conformed copies of such counsel’s legal opinion for each of the several Initial Purchasers).

(e)   Opinion of Counsel for the Initial Purchasers.  On each of the First Closing Date and the Second Closing Date the Representative shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated as of such Closing Date, in form and substance satisfactory to the Representative (and the Representative shall have received additional conformed copies of such counsel’s legal opinion for each of the several Initial Purchasers).

(f)    Officers’ Certificate.  On each of the First Closing Date and the Second Closing Date the Representative shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, on behalf of all the Issuers, dated as of such Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

(i)            for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;
(ii)           the representations, warranties and covenants of the Issuers set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(iii)            the Issuers have complied in all material respects with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(g)   Bring-down Comfort Letter.  On each of the First Closing Date and the Second Closing Date the Representative shall have received from Deloitte & Touche LLP, independent public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representative shall have received additional conformed copies of such accountants’ letter for each of the several Initial Purchasers).

(h)   Registration Rights Agreement.  The Issuers and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers), and the Registration Rights Agreement shall be in full force and effect.

(i)    Lock-Up Agreement from Directors and Executive Officers of the Company.  On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from each of its directors and executive officers listed on Schedule D, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

(j)    PORTAL Designation.  The Securities shall have been designated PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

(k)   Additional Documents.  On or before each of the First Closing Date and the Second Closing Date, the Representative and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Securities, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 6.  Representations, Warranties and Agreements of Initial Purchasers.

Each of the Initial Purchasers represents and warrants that it is a “qualified institutional buyer,” as defined in Rule 144A of the Securities Act, or an accredited investor within the meaning of Rule 501(a)(1) under the Securities Act.  Each of the Initial Purchasers agrees with the Issuers that:

(a)   The Securities and the Conversion Shares have not been and will not be registered under the Securities Act in connection with the initial offering of the Securities.

(b)   The Initial Purchasers are purchasing the Securities pursuant to a private sale exemption from registration under the Securities Act.

(c)   The Securities have not been and will not be offered or sold by such Initial Purchaser or its affiliates acting on its behalf except in accordance with Rule 144A.

(d)   The Initial Purchasers will not offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States.

(e)   The Initial Purchasers have not offered or sold, and will not offer or sell, any Securities except to persons whom they reasonably believe to be “qualified institutional buyers,” as defined in Rule 144A.

Section 7.  Reimbursement of Initial Purchasers’ Expenses.

If this Agreement is terminated by the Representative pursuant to Section 5 or Section 10, or if the sale to the Initial Purchasers of the Securities on the First Closing Date is not consummated because of any refusal, inability or failure on the part of any of the Issuers to perform any agreement herein or to comply with any provision hereof, the Issuers agree to reimburse the Representative upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8.  Indemnification.

(a)   Indemnification of the Initial Purchasers.  The Issuers jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact, in the light of the circumstances under which they were made, in each case, necessary to make the statements therein not misleading; and to reimburse each Initial Purchaser and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by BAS) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuers may otherwise have.

(b)   Indemnification of the Issuers, their Directors and Officers.  Each Initial Purchaser agrees to indemnify and hold harmless each of the Issuers, each of its directors, each of its officers and each person, if any, who controls such Issuer within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Issuer, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing), or arises out of or is based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing), in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and to reimburse such Issuer, or any such director, officer or controlling person for any legal and other expense reasonably incurred by such Issuer, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.  Each of the Issuers hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Final Offering Memorandum, the Final Term Sheet, any Issuer Written Information or any other written information used by or on behalf of the Company in connection with the offer or sale of the Securities (or any amendment or supplement to the foregoing) are the statements set forth in Schedule C; and the Initial Purchasers confirm that such statements are correct.  The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

(c)   Notifications and Other Indemnification Procedures.  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof may be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party (i) will not relieve it from any liability which it may have to any indemnified party under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), reasonably approved by the indemnifying party (BAS in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)   Settlements.  The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 9.  Contribution.

If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities.  The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, each officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director and officer of each of the Issuers, and each person, if any, who controls such Issuer within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Issuer.

Section 10.  Default of One or More of the Several Initial Purchasers.

If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Firm Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party (other than a defaulting Initial Purchaser) to any other party except that the provisions of Section 4, Section 7, Section 8 and Section 9 shall at all times be effective and shall survive such termination.  In any such case either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10.  Any action taken under this Section 10 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

Section 11.  Termination of this Agreement.

On or prior to the First Closing Date this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal, New York, Delaware or California authority; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Disclosure Package and the Final Offering Memorandum or to enforce contracts for the sale of securities; or (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change.  Any termination pursuant to this Section 11 shall be without liability on the part of (a) any Issuer to any Initial Purchaser, except that the Issuers shall be obligated to reimburse the expenses of the Representative and the Initial Purchasers pursuant to Sections 4 and 7 hereof, (b) any Initial Purchaser to any Issuer, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 12.  Representations and Indemnities to Survive Delivery.

The respective indemnities, contribution, agreements, representations, warranties and other statements of each of the Issuers, of its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the result hereof, made by or on behalf of any Initial Purchaser or any Issuer or any of its or their partners, officers or directors or any controlling person, as the case may be, (ii) acceptance of the Securities and payment for them hereunder.  The provisions of Sections 7, 8, 9 and 12 hereof shall survive the termination of this Agreement.

Section 13.  Notices.

All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:
Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Facsimile:  212-933-2217
Attention:  Syndicate Department

with a copy to:
Banc of America Securities LLC
9 West 57th Street

New York, New York 10019
Facsimile:  212-847-5124
Attention:  Eric Hambleton

If to the Issuers:
Alliant Techsystems Inc.
5050 Lincoln Drive
Edina, Minnesota 55436
Facsimile:  952-351-3048
Attention:  Keith D. Ross

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 14.  Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

Section 15.  Partial Unenforceability.

The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 16.  No Advisory or Fiduciary Responsibility.

Each of the Issuers acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers, on the one hand, and the several Initial Purchasers, on the other hand, and the Issuers are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Issuers with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Issuers on other matters) or any other obligation to the Issuers except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the

Issuers and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuers have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers and the several Initial Purchasers, or any of them, with respect to the subject matter hereof.  The Issuers hereby waive and release, to the fullest extent permitted by law, any claims that the Issuers may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

Section 17.  Governing Law Provisions.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 18.  General Provisions.

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.  This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement may not be amended or modified unless in writing by all of the parties hereto.  The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate each of the Issuers, its affairs and its business in order to assure that adequate disclosure has been made in the Offering Memorandum (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ALLIANT TECHSYSTEMS INC.

By:	Keith D. Ross
	Name:	Keith D. Ross
	Title:	Senior Vice President, General Counsel and Secretary

AMMUNITION ACCESSORIES INC.
ATK THIOKOL INC.
ATK COMMERCIAL AMMUNITION COMPANY INC.
ATK COMMERCIAL AMMUNITION HOLDINGS COMPANY INC.
ATK SPACE SYSTEMS INC.
FEDERAL CARTRIDGE COMPANY
MICRO CRAFT INC.
MISSION RESEARCH CORPORATION

By:	Keith D. Ross
Authorized Signatory
Name: Keith D. Ross

The foregoing Purchase Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

BANC OF AMERICA SECURITIES LLC
BNY CAPITAL MARKETS, INC.
CALYON SECURITIES (USA) INC.
MITSUBISHI UFJ SECURITIES INTERNATIONAL PLC
NATCITY INVESTMENTS, INC.
U.S. BANCORP INVESTMENTS, INC.

By: BANC OF AMERICA SECURITIES LLC

By:	Derek Dillon
Name:	Derek Dillon
Title:	Managing Director

SCHEDULE A

Initial Purchasers	Aggregate Principal Amount of Firm Securities to be Purchased
Banc of America Securities LLC	$216,000,000
BNY Capital Markets, Inc.	11,250,000
Calyon Securities (USA) Inc.	18,000,000
Mitsubishi UFJ Securities International plc	6,750,000
NatCity Investments, Inc.	6,750,000
U.S. Bancorp Investments, Inc.	11,250,000
Total	$270,000,000

SCHEDULE B

Subsidiary Guarantors

Subsidiaries	State of Incorporation or Organization
ATK Commercial Ammunition Holdings Company Inc.	Delaware
ATK Commercial Ammunition Company Inc.	Delaware
Federal Cartridge Company	Minnesota
Ammunition Accessories Inc.	Delaware
ATK Thiokol Inc.	Delaware
Micro Craft Inc.	Tennessee
Mission Research Corporation	Delaware
ATK Space Systems Inc.	Delaware

SCHEDULE C

The third paragraph under the heading “Plan of Distribution” of the Offering Memorandum, concerning the terms of the offering by the Initial Purchasers.

The first two sentences and sixth sentence of the twelfth paragraph under the heading “Plan of Distribution” of the Offering Memorandum, concerning the over-allotment and stabilizing transactions by the Initial Purchasers.

The thirteenth paragraph under the heading “Plan of Distribution” of the Offering Memorandum, concerning electronic distribution of the Offering Memorandum by the Initial Purchasers.

SCHEDULE D

Persons subject to “Lock-Up” Agreements pursuant to Section 5(i):

1.             Daniel J. Murphy

2.             Dianne Deering Anton

3.             John J. Cronin

4.             Mark W. DeYoung

5.             Ronald D. Dittemore

6.             Michael B. Dolby

7.             John E. Gordon

8.             Blake E. Larson

9.             Robert J. McReavy

10.           Mark L. Mele

11.           Paula J. Patineau

12.           John S. Picek

13.           Keith D. Ross

14.           Brian V. See

15.           John L. Shroyer

16.           Thomas R. Wilson

17.           William G. Van Dyke

18.           Michael T. Smith

19.           Gilbert F. Decker

20.           Frances D. Cook

21.           Ronald R. Fogelman

22.           Roman Martinez IV

23.           Cynthia L. Lesher

24.           Douglas L. Maine

SCHEDULE E

Form of Final Term Sheet

Issuer:
Title of securities:
Issue price:
Aggregate principal amount offered:
Net proceeds:
Maturity:
Annual interest rate:
Interest payment dates:
Call dates:
Put dates:
Conversion price:
Conversion rate:
Use of Proceeds:
Settlement:
U.S. federal income tax considerations:
Plan of distribution:
Adjustment to conversion rate upon a change of control:
Rating:
Make-whole table:
Other material terms:

This communication is intended for the sole use of the person to whom it is provided by the sender.

These securities have not been registered under the Securities Act of 1933, as amended, and may only be sold to qualified institutional buyers pursuant to Rule 144A or pursuant to another applicable exemption from registration.

The information in this term sheet supplements the Company’s Preliminary Offering Memorandum, dated                        (the “Preliminary Offering Memorandum”) and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.  This term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED.  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

EXHIBIT A-1

[FORM OF OPINION OF COUNSEL FOR THE COMPANY TO BE DELIVERED
PURSUANT TO SECTION 5(c) OF THE PURCHASE AGREEMENT]

References to the Disclosure Package, the Preliminary Offering Memorandum and the Final Offering Memorandum in this Exhibit A-1 include any supplements thereto at the First Closing Date or Second Closing Date, as the case may be.

(i)            The Company is a validly existing corporation in good standing under the laws of the State of Delaware.

(ii)           Each Subsidiary Guarantor listed on Annex I (an “ATK Guarantor”) is a validly existing corporation in good standing under the laws of the jurisdiction set forth opposite its name on Annex I {Delaware}.

(iii)          The Company has the corporate power and authority to execute and deliver the Purchase Agreement, Registration Rights Agreement, the Indenture and the Notes and to perform its obligations thereunder.

(iv)          Each ATK Guarantor has the corporate power and authority to execute and deliver the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Guarantee and to perform its obligations thereunder.

(v)           The execution, delivery and performance by the Company and the ATK Guarantors of the Purchase Agreement have been duly authorized by all necessary corporate action.

(vi)          The execution, delivery and performance by the Company and the ATK Guarantors of the Registration Rights Agreement have been duly authorized by all necessary corporate action.  The Registration Rights Agreement constitutes a valid and binding agreement of the Company and, to the extent such matters depend on the laws of the State of Delaware or the State of New York, each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms.

(vii)         The execution, delivery and performance by the Company and the ATK Guarantors of the Indenture have been duly authorized by all necessary corporate action.  The Indenture constitutes a valid and binding agreement of the Company and, to the extent such matters depend on the laws of the State of Delaware or the State of New York, each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms.

(viii)        The execution, delivery and performance of the Notes by the Company have been duly authorized by all necessary corporate action.  The Notes are in the form contemplated by the Indenture, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for in full by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

(ix)           The execution, delivery and performance by the ATK Guarantors of the Guarantees have been duly authorized by all necessary corporate action.  When the Notes have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for in full by the Initial Purchasers in accordance with the terms of the Purchase Agreement, the Subsidiary Guarantees will be legal, valid and binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with its terms.

(x)            (A) The shares of Common Stock initially issuable upon conversion of the Notes have been duly authorized and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes, will be validly issued, fully paid and non-assessable and (B) the rights (the “Rights”) evidenced by such Common Stock to the extent provided in the Rights Agreement, dated as of May 7, 2002 (the “Rights Agreement”), between the Company and LaSalle Bank National Association, as rights agent, have been duly authorized and when and if issued upon conversion of the Notes in accordance with the terms of the Indenture and the Rights Agreement will have been validly issued.

(xi)           The issuance of the shares of Common Stock upon conversion of the Notes is not subject to any preemptive rights under the Restated Certificate of Incorporation, as amended, of the Company or the General Corporation Law of the State of Delaware.

(xii)          The execution and delivery by the Company and the Subsidiary Guarantors of the Purchase Agreement, the Registration Rights Agreement, the Indenture, and the Guarantees and the issuance by the Company and the Subsidiary Guarantors of the Notes to the Initial Purchasers do not and will not violate, and do not and will not require any filing with or approval of any governmental authority or regulatory body of the State of Delaware, the State of New York or the United States of America under, any law or regulation of the State of New York or the United States of America applicable to the Company or the Subsidiary Guarantors that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Purchase Agreement or the Delaware General Corporation Law, the Limited Liability Company Act of the State of Delaware or the New York Business Corporation Law, except for such filings or approvals as already have been made or obtained under the Securities Act of 1933, as amended (the “Securities Act”) and the Trust Indenture Act of 1939, as amended.  Other than the last clause of the preceding sentence, such counsel is expressing no opinion in this paragraph regarding federal or state securities laws.

(xiii)         Insofar as the statements in the Disclosure Package and the Final Offering Memorandum under the heading “Description of Notes” and “Important United States Federal Income Tax Considerations,” purport to describe specific provisions of the documents described therein, such statements present in all material respects an accurate summary of such provisions.

(xiv)        Neither the Company nor any of the Subsidiary Guarantors is an “investment company” that is required to be registered under the Investment Company Act of 1940 (the “Investment Company Act”).  For the purposes of this paragraph (x), the term “investment company” has the meanings ascribed to such term in the Investment Company Act.

(xv)         The issuance to and resale by the Initial Purchasers of the Securities in accordance with the provisions of the Purchase Agreement do not and will not result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System, assuming the Initial Purchasers resell the Securities on the date hereof.

(xvi)        No registration of the Securities or the shares of Common Stock of the Company and accompanying Rights into which the Securities are convertible (the “Conversion Shares”) under the Securities Act, or qualification of the Indenture under the Trust Indenture Act, is required in connection with the offer and sale of the Securities on the date hereof by the Company, the offer, resale and delivery of the Securities by the Initial Purchasers as contemplated by the Purchase Agreement and the conversion of the Securities into the Conversion Shares, in each case in the manner contemplated by the Purchase Agreement, the Indenture, the Disclosure Package and the Final Offering Memorandum, it being understood that we express no opinion as to any subsequent resale of the Securities or the Conversion Shares.

For purposes of the opinions regarding the legality, validity, binding nature and enforceability of the Indenture, the Purchase Agreement, the Registration Rights Agreement and the Guarantee against any Subsidiary Guarantor (other than the ATK Guarantors) counsel may assume that (i) such Subsidiary Guarantor is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) such Subsidiary Guarantor has the corporate power and authority to execute and deliver the Indenture, the Purchase Agreement, the Registration Rights Agreement and the Guarantee and to perform its obligations thereunder, (iii) the execution, delivery and performance by such Subsidiary Guarantor of the Indenture, the Purchase Agreement, the Registration Rights Agreement and the Guarantee have been duly authorized by all necessary corporate action and (iv) the Indenture, the Purchase Agreement, the Registration Rights Agreement and the Guarantee have been duly executed and delivered by such Subsidiary Guarantor.

In the course of the preparation by the Company of the Disclosure Package and the Final Offering Memorandum, such counsel shall also state that (A) they have participated in various discussions and meetings with officers, directors and employees of the Company, representatives of Deloitte & Touche LLP, the independent public accountants of the Company, and the Initial Purchasers and counsel for the Initial Purchasers concerning the information included in or incorporated by reference into the Disclosure Package, including the Preliminary Offering Memorandum, and the Final Offering Memorandum, and any supplements or amendments thereto, the documents incorporated by reference into the Disclosure Package and the Final Offering Memorandum (the “Exchange Act Documents”) having previously been prepared and filed by the Company without such counsel’s participation; (B) the limitations inherent in the role of outside counsel are such that such counsel cannot and has not independently verified, and are not passing upon, and do not assume responsibility for, the accuracy, completeness or fairness of the information contained in the Disclosure Package and the Final Offering Memorandum except to the extent set forth in paragraph (viii) above or the Exchange Act Documents; and (C) based upon such counsel’s examination of the Disclosure Package and the Final Offering Memorandum and such counsel’s participation, inquiries and investigations set forth above, however, no facts have come to such counsel’s attention that cause such counsel to believe that (i) the Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) either the Final Offering Memorandum or any amendments thereto, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements and other information of an accounting or financial nature included in or incorporated by reference into the Disclosure Package, the Final Offering Memorandum or any amendments or supplements thereto).

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Subsidiary Guarantors and public officials which are furnished to the Initial Purchasers.

EXHIBIT A-2

[FORM OF OPINION OF SPECIAL TENNESSEE COUNSEL FOR THE COMPANY
TO BE DELIVERED PURSUANT TO SECTION 5(e) OF THE PURCHASE AGREEMENT]

References to the Disclosure Package, the Preliminary Offering Memorandum and the Final Offering Memorandum in this Exhibit A-2 include any supplements thereto at the First Closing Date or Second Closing Date, as the case may be.

(i)            Micro Craft Inc. (the “TN Guarantor”) is a validly existing corporation in good standing under the laws of the State of Tennessee with the requisite corporate power and authority to own its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum.

(ii)           The TN Guarantor has the corporate power and authority to execute and deliver the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantee and to perform its obligations thereunder.

(iii)          The execution, delivery and performance by the TN Guarantor of the Purchase Agreement have been duly authorized by all necessary corporate action.  The Purchase Agreement has been duly executed and delivered by the TN Guarantor.

(iv)          The execution, delivery and performance by the TN Guarantor of the Indenture have been duly authorized by all necessary corporate action.  The Indenture has been duly executed and delivered by the TN Guarantor.

(v)           The execution, delivery and performance by the TN Guarantor of the Registration Rights Agreement have been duly authorized by all necessary corporate action.  The Registration Rights Agreement has been duly executed and delivered by the TN Guarantor.

(vi)          The execution, delivery and performance by the TN Guarantor of the Guarantee have been duly authorized by all necessary corporate action.

A-1

EXHIBIT B

[FORM OF OPINION OF COUNSEL FOR THE COMPANY TO BE DELIVERED PURSUANT TO SECTION 5(d) OF THE PURCHASE AGREEMENT]

References to the Disclosure Package, the Preliminary Offering Memorandum and the Final Offering Memorandum in this Exhibit B include any supplements thereto at the First Closing Date or Second Closing Date, as the case may be.

(i)            The Company is validly existing as a corporation in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum.

(ii)           The Company has the corporate power and authority to execute and deliver the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Notes and to perform its obligations thereunder.

(iii)          The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(iv)          Federal Cartridge Company (the “MN Guarantor”) is a validly existing corporation in good standing under the laws of the State of Minnesota with the requisite corporate power and authority to own its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum.

(v)           The MN Guarantor has the corporate power and authority to execute and deliver the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Guarantee and to perform its obligations thereunder.

(vi)          The execution, delivery and performance by the MN Guarantor of the Purchase Agreement have been duly authorized by all necessary corporate action.  The Purchase Agreement has been duly executed and delivered by the MN Guarantor.

(vii)         The execution, delivery and performance by the MN Guarantor of the Indenture have been duly authorized by all necessary corporate action.  The Indenture has been duly executed and delivered by the MN Guarantor.

(viii)        The execution, delivery and performance by the MN Guarantor of the Registration Rights Agreement have been duly authorized by all necessary corporate action.  The Registration Rights Agreement has been duly executed and delivered by the MN Guarantor.

(ix)           The execution, delivery and performance by the MN Guarantor of the Guarantee have been duly authorized by all necessary corporate action.

(x)            The Company has an authorized capitalization as set forth in the Disclosure Package and the Final Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and all of the issued shares of capital stock or membership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(xi)           The descriptions (A) in the Disclosure Package and the Final Offering Memorandum under the headings or sub-headings, as the case may be, “Risk Factors — Risks Related to Our Business — We are subject to procurement and other related laws and regulations, non-compliance with which may expose us to adverse consequences” and “— We are subject to environmental rules and regulations, non-compliance with which may expose our company to adverse consequences”; (B) incorporated by reference in the Disclosure Package and the Final Offering Memorandum from (i) the Company’s Annual Report on Form 10-K for its fiscal year ended March 31, 2006 under Item 3 — Legal Proceedings of Part I thereof, and Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations of Part II thereof under the heading “Contingencies” and (ii) the Company’s Current Report on Form 8-K dated August 23, 2006 under Exhibit 99.1 — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations under the heading “Contingencies,”; and (C) incorporated by reference in the Disclosure Package and the Final Offering Memorandum from the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended July 2, 2006 under Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations of Part I thereof under the heading “Contingencies,” to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by me and fairly summarize the matters described therein in all material respects.

(xii)          Insofar as the statements in the Disclosure Package and the Final Offering Memorandum under the heading “Description of Capital Stock,” purport to describe specific provisions of the documents described therein, such statements present in all material respects an accurate summary of such provisions.

(xiii)         To the best of my knowledge, there are no current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Disclosure Package or the Final Offering Memorandum if the Disclosure Package or the Final Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not described as so required.

(xiv)        Each of the Company and the Subsidiary Guarantors has the requisite corporate or limited liability company power and authority, as applicable, to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder.

(xv)         Each of the Purchase Agreement, the Registration Rights Agreement, the Subsidiary Guarantee, and the Indenture has been duly authorized, executed and delivered by each of the Subsidiary Guarantors.

(xvi)        The execution, delivery and performance by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents to which it is a party, the issuance,

sale and delivery of the Securities and compliance by the Company and each of the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiary Guarantors pursuant to, any material indenture, mortgage, deed of trust or loan agreement or other material agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Company or any of the Subsidiary Guarantors is subject (each a “Material Contract”), except as described in the Disclosure Package and the Final Offering Memorandum under the heading “Risk Factors — Risks Related to the Notes — Our senior credit facilities limit our ability to pay cash to holders in certain situations,” or as would not reasonably be expected to result in a Material Adverse Change; (ii) result in any violation of the provisions of the charter, Bylaws or other organizational documents of the Company or any of the Subsidiary Guarantors or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of the Subsidiary Guarantors or any of their properties or assets except any such conflict, breach, violation, default, lien, charge or encumbrance that, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Change  No consent, approval, authorization or order of, or filing or registration with, any court or arbitrator or governmental agency or body under any statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company and each of the Subsidiary Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities and compliance by the Company and each of the Subsidiary Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings or registrations (A) which have been obtained or made prior to the First Closing Date and (B) as may be required to be obtained or made under applicable state securities laws or obtained or made under the Securities Act in connection with the registration of the Securities and the qualification of the Indenture under the Trust Indenture Act as contemplated in the Registration Rights Agreement.

(xvii)       To the best of my knowledge and other than as set forth in the Disclosure Package and the Final Offering Memorandum, the Company and each of the Subsidiary Guarantors own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and the Company and the Subsidiary Guarantors have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(xviii)      There are no legal or governmental proceedings pending to which the Company or any of the Subsidiary Guarantors is a party or of which any property or assets of the Company or any of the Subsidiary Guarantors is the subject which (A) singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse Change or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xix)         To the best knowledge of such counsel, neither the Company nor any of the Subsidiary Guarantors is (A) in violation of its charter or bylaws or other organizational document, as applicable, (B) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or conditions contained in any Material Contract or (C) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except with respect to clauses (B) or (C), for such defaults or violations as would not, individually or in the aggregate, reasonably expect to result in a Material Adverse Change.

(xx)          (A) The shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and (B) the rights (the “Rights”) evidenced by such Common Stock to the extent provided in the Rights Agreement, dated as of May 7, 2002 (the “Rights Agreement”), between the Company and LaSalle Bank National Association, as rights agent, have been duly authorized and when and if issued upon conversion of the Securities in accordance with the terms of the Indenture and the Rights Agreement will have been validly issued.

(xxi)         To the best of my knowledge, the issuance of the shares of Common Stock upon conversion of the Securities is not subject to any preemptive or similar rights of any securityholder of the Company.

(xxii)        Each document filed pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), and incorporated by reference in the Disclosure Package and the Final Offering Memorandum, complied when filed in all material respects as to form with the Exchange Act and the rules and regulations of the Commission thereunder.

EXHIBIT C

September 6, 2006

Banc of America Securities LLC
As Representative of the several Initial Purchasers

c/o Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

RE:          Alliant Techsystems Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock.  The Company proposes to carry out a private placement of Convertible Senior Subordinated Notes (the “Offering”) for which you will act as the representative of the Initial Purchasers.  The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations.  The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into purchase arrangements with the Company and subsidiary guarantors of the Notes with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Common Stock, any options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than pursuant to the exercise or exchange thereof for shares of common stock) currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the Final Offering Memorandum.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

C-1

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Printed Name of Holder
By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as trustee, or on behalf of an entity)

C-2